UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2014

Syntel, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 8, 2014, Syntel, Inc. (the “Company”) issued a press release announcing a two-for-one stock split of its Common Stock for shareholders of record as of October 20, 2014. The stock split will be effected by the distribution of one share of Common Stock for each share of Common Stock held of record on the record date. The additional shares will be distributed on or about November 3, 2014. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	Press Release dated October 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc.
(Registrant)

Date October 8, 2014	By	/s/ Daniel M. Moore
Daniel M. Moore, Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 8, 2014.

4